CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Statement of Financial Position [Abstract]
Allowances for doubtful accounts (in dollars)	$ 1,266	$ 1,353
Ordinary share, par value (in dollars per share)	$ 0.015	$ 0.015
Ordinary share, authorized shares	62,500,000	62,500,000
Ordinary share, shares issued	10,413,000	10,370,000
Ordinary share, shares outstanding	9,157,000	9,114,000
Treasury shares	1,256,000	1,256,000